UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 3, 2007

VERIGY LTD.

(Exact name of registrant as specified in its charter)

Singapore	000-52038	N/A
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

Verigy Ltd.

No. 1 Yishun Ave. 7

Singapore 768923

(Address of principal executive offices, including zip code)

+65 6755-2033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 3, 2007, Verigy’s Compensation Committee determined the actual performance results for the performance measures under Verigy’s incentive compensation bonus program and approved the amount of the bonus to which each plan participant is entitled under the terms of the program for the six-month period ended October 31, 2007.

Actual bonuses paid to the participants in the program for the second half of the fiscal year under the incentive compensation bonus program were earned based on the achievement of operating profit goals, short-term financial goals based on the company’s fiscal 2007 financial plan, and individuals’ key strategic goals.  Individual target bonuses for the company’s named executive officers ranged from 55% to 100% of base salary.   The actual percent achieved by these participants for the six-month program period ended October 31, 2007, ranged from 63% to 149% of individual target bonuses.

The following table sets forth the semi-annual bonus amounts earned in the second half of fiscal year 2007 for the company’s named executive officers.

Name and Current Position	Fiscal Year 2007 Semi-Annual Bonus Amount
Keith Barnes, President and Chief Executive Officer	$251,654
Robert Nikl, Chief Financial Officer	$169,070	(1)
Gayn Erickson, Vice President Memory Test	$63,438
Pascal Ronde, Vice President Sales, Service and Support	$65,751
Kenneth Siegel, Vice President and General Counsel	$94,051

(1)  $24,375 of this bonus will be paid subject to the unqualified report of the company's independent auditors with respect to the company's fiscal 2007 financial statements and assessment of internal controls.

Fiscal 2008 Executive Compensation

On December 3, 2007, Verigy’s Compensation Committee approved executive compensation arrangements for fiscal 2008 for the chief executive officer and other executive officers of the company as part of their annual review process.  The Compensation Committee approved base salary, effective as of November 1, 2007, target bonus percentages and annual equity awards for certain officers, including the company’s named executive officers, as follows:

Name/Title of Executive	Base Compensation	Target Bonus (as a % of Base Compensation) (1)	Aggregate Four-Tranche Stock Options Awarded (2)	Restricted Shares Awarded (3)
Keith Barnes, President and Chief Executive Officer	$582,400	100%	112,500	45,000
Robert Nikl, Chief Financial Officer	$335,000	70%	48,000	19,200
Gayn Erickson, Vice President, Memory Test	$268,000	60%	30,000	12,000
Pascal Ronde, Vice President Sales, Service and Support	$362,009	60%	35,000	14,000
Kenneth Siegel, Vice President and General Counsel	$278,000	55%	21,500	8,600

(1)  Verigy’s incentive compensation bonus program is designed to provide short-term incentive compensation based upon the achievement of business-specific goals.  The program is administered in six-month performance periods that coincide with each half of Verigy’s fiscal year and provides for cash bonuses to be paid semi-annually based on achievement of performance targets.  The target bonus for each participant is equal to a stated percentage of the participant’s base salary.  The Compensation Committee has not yet determined the specific performance targets for the fiscal year 2008 incentive compensation.

(2)  The share numbers indicated are aggregate award levels for the executives.  These awards were issued using the company’s four-tranche option approach.  For purposes of establishing the exercise price of the options, the option is divided into four tranches of 25% each. Except for awards granted to Pascal Ronde, the exercise price of the four tranches is determined as follows (1):

•                                          The first tranche (25%) is priced at $26.43 per share, the closing price of the company’s ordinary shares on December 3, 2007, the date of the award;

•                                          The second tranche (25%) is priced at the fair market value (closing price) of the company’s ordinary shares on the third business day following the public announcement of the company’s financial results for the quarter ending January 31, 2008;

•                                          The third tranche (25%) is priced at the fair market value (closing price) of the company’s ordinary shares on the third business day following the public announcement of the company’s financial results for the quarter ending April 30, 2008; and

•                                          The fourth tranche (25%) is priced at the fair market value (closing price) of the company’s ordinary shares on the third business day following the public announcement of the company’s financial results for the quarter ending July 31, 2008.

In the case of Pascal Ronde, each of the four tranches will be priced at the earliest date allowable subsequent to the release of the company's financial results for the quarters ending October 31, 2007, January 31, 2008, April 30, 2008 and July 31, 2008, in accordance with applicable French regulations regarding tax qualification for option grants.  Generally, the pricing will occur on the 11th business day following the public announcement of the company’s financial results, or on the 11th business day following a material announcement that occurs within that 11 day period.  The option price will be the greater of (A) the fair market value (closing price) of the company’s ordinary shares on the pricing date, or (B) 80% of the average of the fair market values (closing prices) for the twenty trading days preceeding the pricing date.

(3)  The restricted shares vest and are paid out quarterly over a four-year period from the grant date.  Verigy has adopted an arrangement whereby the company deducts from the number of shares deliverable at each vesting date a number of shares with a fair market value equal to the employee’s tax withholding obligation arising in connection with the vesting.  The after-tax net shares are issued to the individual at each vesting event.

Item 8.01.             Other Events.

Entry into Definitive Agreement to Purchase Inovys Corporation

On December 6, 2007, the company issued a press release announcing that it entered into a definitive agreement with Inovys Corporation, a privately held company that provides innovative solutions for design debug, failure analysis and yield acceleration for complex semiconductor devices and processes.  The press release is attached hereto as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Text of press release issued by Verigy Ltd. dated December 6, 2007, regarding the entry into a definitive agreement to purchase Inovys Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verigy Ltd.

By:	/s/ Kenneth M. Siegel
Kenneth M. Siegel

Date:  December 6, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Verigy Ltd. dated December 6, 2007, regarding the entry into a definitive agreement to purchase Inovys Corporation.